This information is furnished to you solely by Greenwich Capita Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets,Inc. is  acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: November 12, 2003

Sequoia Mortgage Trust 2003-7

Mortgage Pass-Through Certificates

$725,975,212 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) Call/Mat) (2)	Pymt Window (Mths) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody's/Fitch
A-1	$347,561,000	3.84/4.19	1-117 / 1-359	Floater	Senior	AAA/Aaa/AAA
A-2	$347,560,000	3.83/4.18	1-117 / 1-359	Floater	Senior	AAA/Aaa/AAA
X-1	$14,518,000			N/A	Senior/ NAS 10	AAA/Aaa/AAA
		Information Not Provided Herein
X-2	$695,120,000			N/A	Senior/ 10	AAA/Aaa/AAA
X-B	$14,518,000			N/A	Senior/ 10	AAA/Aaa/AAA
A-R	$100				Senior	AAA/Aaa/AAA
B-1	$14,518,000	6.54/7.28	39-117 / 39-359	Floater	Subordinate	AA/Aa2/AA
B-2	$5,806,000			N/A	Subordinate	A/A2/A
B-3	$4,354,000			N/A	Subordinate	BBB/Baa2/BBB
B-4	$2,176,000			N/A	Subordinate	BB/Ba2/BB
B-5	$1,450,000	Information Not Provided Herein		N/A	Subordinate	B/B2/B
B-6	$2,550,112			N/A	Subordinate	NR/NRINR
Total	$725,975,212

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein). Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, and Class B-1 Certificates are shown to the Clean-Up Call Date and to maturity (as described herein).

(3)

The Class A-1 and Class A-2 Certificates will have a coupon equal to the lesser of (i) One-Month LIBOR and Six-Month LIBOR, respectively, plus a related margin (which margin doubles after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%. In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in December 2003.

(4)

The Class B-1 will have a coupon equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The Class X-1 Certificates will consist of two components each of which is related to a group of mortgage loans. The notional amount of Class X-1 Certificate for any Distribution Date is the sum of the lesser of (x) the notional amount of one component set out for such date on the related notional amount schedule herein and (y) the class principal amounts of the Class A-1 or Class A-2 Certificates, as applicable, to such distribution date. Beginning on the Distribution Date in [-J, the notional amount of the Class X-1 Certificates will be zero. The interest rate on each of the two components of the Class X-1 Certificates will be the lesser of (x) [-]% and (y) the excess, if any, of (i) the weighted average of the interest rates of the mortgage loans in the pool related to such component over (ii) the interest rate for the Class A-1 or Class A-2 Certificates, as applicable. Distributions on the Class X-1 Certificates in respect to such components will be subject to certain limitations in connection with Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein. No principal will be distributed on the X-1 Certificates.

(7)

The Class X-2 Certificates will consist of two components each of which is related to a group of mortgage loans.The notional amount of the Class X-2 Certificate for any Distribution Date is the principal amounts of the Class A-1 and Class A-2 Certificates immediately prior to such distribution date. The interest rate on each of the two components of the Class X2 Certificates will be equal to weighted average of the interest rates of the mortgage loans in the pool related to such component less interest distributed to such component's related Class A Certificate and Class X-1 component. Distributions on the Class X-2 Certificate in respect to such components will be subject to certain limitations in connection with Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein.

No principal will be distributed on the X-2 Certificates.

(8)

The notional amount of the Class X-B for any distribution date is equal to the principal amount of the Class B-1 Certificate immediately prior to such distribution date. The interest rate on the Class X-B Certificate will be equal to the weighted average of the interest rates of the mortgage loans in the pool less interest distributed to the Class B-1 Certificate. Distributions on the Class X-B Certificate will be subject to certain limitations in connection with Net WAC Shortfalls of the Class B-1 Certificate, and as otherwise described herein. No principal will be distributed on the X-B Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Greenwich Capital Markets, Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Morgan Stanley.

Master Servicer/

Securities Administrator:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody's and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

November 1, 2003.

Pricing Date:

On or about November 14, 2002.

Closing Date:

On or about November 25, 2002.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in December 2003.

Certificates:

The "Senior Certificates" will consist of the Class A-1, Class A-2 (together, the "Class A Certificates"), Class X-1, Class X-2, Class X-B (together, the "Class X Certificates") and Class A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". The Class A and Class B-1 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Accrued Interest:

The Class A and Class B-1 Certificates will settle flat.

Accrual Period:

The interest accrual period (the `Accrual Period") with respect to the Class A and Class B-1 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month (on a 30/360 basis), and with respect to the Class X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a [30/360] basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date").

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups, with an aggregate principal balance as of the Cut-off Date of approximately $725,975,212, of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties (the "Mortgage Loans"). As of the Cut-off Date, approximately 88.47% and 11.53% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively. Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years. As of the Cut-off Date, approximately 87.11% and 12.89% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively. In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $362,988,095, which equals approximately 50.00% of the Mortgage Loans.

As of the Cut-off Date, approximately 76.93% and 23.07% of the Group 1 Mortgage Loans are sixmonth LIBOR and one-month LIBOR indexed Mortgage Loans, respectively and approximately 81.24% and 18.76% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $362,987,117, which equals approximately 50.00% of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans. As of the Cut-off Date, approximately 92.98% and 7.03% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:

In the case of the Class A Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative related subordinate component.

The Class A Certificates will have a Certificate Interest Rate equal to the lesser of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class B-1 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of either of the Class A Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a "Class A Net WAC Shortfall") from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a "Class B-l Net WAC Shortfall") from related amounts on deposit in the Reserve Fund.

The "Net WAC Shortfall" is the sum to the Class A Net WAC Shortfall and the Class B-1 Net WAC Shortfall amounts.

Reserve Fund:

As of the Closing Date, the "Reserve Fund" will be established on behalf of the LIBOR Certificates. The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to any of the Class X Certificates to the extent of any related Net WAC Shortfall amount for a related Distribution Date. The Reserve Fund will not be an asset of the REMIC. On any Distribution Date, LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 4.25%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.25%).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after November 2013, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

December 2003 - November 2013

0% Pro Rata Share

December 2013 - November 2014

30% Pro Rata Share

December 2014 - November 2015

40% Pro Rata Share

December 2015 - November 2016

60% Pro Rata Share

December 2016 - November 2017

80% Pro Rata Share

December 2017 and after

100%Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior Certificate (other than the Class X Certificates) and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in December 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates in reduction of their Certificate principal balance.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, generally based on principal collected on the related Mortgage Loans, until their respective class principal amounts are reduced to zero.*

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class A Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

7)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

8)

Class X Certicates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

9)

Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

10)

Class A-R Certificate, any remaining amount.

* In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from the unrelated Mortgage Loan group, to the extent not received from the related Mortgage Loan group.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables

Class A1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.22	5.10	3.84	3.02	2.45	1.72
MDUR (yr)	5.76	4.77	3.64	2.90	2.36	1.67
First Prin Pay	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03
Last Prin Pa	12/20/18	07/20/16	08/20/13	09/20/11	04/20/10	06/20/08

Class A1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.64	5.50	4.19	3.31	2.69	1.89
MDUR (yr)	6.09	5.10	3.94	3.14	2.58	1.83
First Prin Pay	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03
Last Prin Pa	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33

Class A2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.19	5.08	3.83	3.02	2.45	1.72
MDUR (yr)	5.69	4.73	3.62	2.88	2.35	1.67
First Prin Pay	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03
Last Prin Pa	12/20/18	07/20/16	08/20/13	09/20/11	04/20/10	06/20/08

Class A2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.63	5.49	4.18	3.31	2.69	1.89
MDUR (yr)	6.02	5.04	3.90	3.12	2.56	1.82
First Prin Pay	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03	12/20/03
Last Prin Pa	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.40	8.61	6.54	5.37	4.58	3.46
MDUR (yr)	9.34	7.86	6.09	5.05	4.35	3.32
First Prin Pay	05/20/09	04/20/08	02/20/07	05/20/06	12/20/05	05/20/05
Last Prin Pa	12/20/18	07/20/16	08/20/13	09/20/11	04/20/10	06/20/08

Class B1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.30	9.46	7.28	6.03	5.21	4.04
MDUR (yr)	9.99	8.50	6.68	5.60	4.88	3.83
First Prin Pay	05/20/09	04/20/08	02/20/07	05/20/06	12/20/05	05/20/05
Last Prin Pa	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33	10/20/33

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class A-1 and Class A-2, and Class B-1 Certificates
Effective Net WAC Cap Schedule*

Assumptions:

20% CPR

To Cleanup Call

1 MO & 6MO LIBOR spike to 20% in month 1

Class A1, A2 & 131 Hard Cap of 11.50%

Distribution Period	Class A1 30-360 Net WAC Cap	Class A2 30-360 Net WAC Cap	Class 131 30-360 Net WAC Cap
0
1	2.56%	2.59%	2.58%
2	4.69%	2.59%	3.64%
3	4.69%	2.59%	3.64%
4	4.69%	2.59%	3.64%
5	5.26%	3.23%	4.24%
6 and After	11.50%	11.50%	11.50%

*The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

The Net WAC Cap= (Class

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

Total Current Balance:	$725,975,212
Number Of Loans:	2,122

			Minimum		Maximum
Average Current Balance:	$342,118		$42,150		$2,900,000
Average Original Balance:	$342,639		$42,150		$2,900,000
WAVG Loan Rate:	2.961%		1.875%		3.625%
WAVG Servicing Fee:	0.375%		0.375%		0.375%
WAVG Net Loan Rate:	2.586%		1.500%		3.250%
WAVG Gross Margin:	1.880%		1.250%		3.000%
WAVG Maximum Loan Rate:	12.002%		11.625%		15.125%
WAVG Periodic Rate Cap:	0.000%		0.000%		0.000%
WAVG First Rate Cap:	0.000%		0.000%		0.000%
WAVG Original LTV:	68.86%		12.97%		100.00%
WAVG Effective LTV:	68.69%		12.97%		95.00%
WAVG Credit Score:	732		602		821
WAVG Original Term:	352	months	300	months	360	months
WAVG Remaining Term:	351	months	297	months	360	months
WAVG Seasoning:	1	months	0	months	6	months
WAVG Next Rate Reset:	4	months	1	months	6	months
WAVG Rate Adj Freq:	5	months	1	months	6	months
WAVG First Rate Adj Freq:	5	months	1	months	6	months
WAVG 10 Original Term:	68	months	60	months	120	months
WAVG 10 Remaining Term:	67	months	54	months	119	months
	36.39 % California, 7.43 % Florida, 5.44 % Arizona, 5.06% Georgia
Top State Concentrations (%):
Maximum Zip Code Concentration	.88% 94507
First Pay Date:			Jun 01, 2003		Dec 01, 2003
Rate Change Date:			Sep 01, 2003		May 01, 2004
Mature Date:			Aug 01, 2028		Nov 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
LIBOR 6 M	1,897	642,247,984.70	88.47%
LIBOR I M	225	83,727,227.15	11.53
Total	2,122	725,975,211.85	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	2,122	725,975,211.85	100.00%
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
42,150.00 100,000.00	137	11,258,939.26	1.55%
100,000.01 - 200,000.00	586	88,102,705.67	12.14
200,000.01 - 300,000.00	474	118,382,682.82	16.31
300,000.01 - 400,000.00	295	103,253,063.22	14.22
400,000.01 - 500,000.00	252	114,372,571.66	15.75
500,000.01 - 600,000.00	116	63,836,246.03	8.79
600,000.01 - 700,000.00	86	55,688,879.53	7.67
700,000.01 - 800,000.00	67	50,969,582.28	7.02
800,000.01 - 900,000.00	30	25,549,778.26	3.52
900,000.00 - 1,000,000.00	49	47,788,148.62	6.58
1,000,000.01 - 1,100,000.00	1	1,067,923.24	0.15
1,100,000.01 - 1,200,000.00	2	2,400,000.00	0.33
1,200,000.01 - 1,300,000.00	6	7,500,500.00	1.03
1,300,000.01 - 1,400,000.00	5	6,820,911.36	0.94
1,400,000.01 - 1,500,000.00	2	2,940,000.00	0.40
1,500,000.01 - 1,600,000.00	3	4,720,000.00	0.65
1,600,000.01 - 1,700,000.00	4	6,694,000.00	0.92
1,800,000.01 - 1,900,000.00	2	3,729,279.90	0.51
1,900,000.01 - 2,000,000.00	4	8,000,000.00	1.10
2,800,000.01 - 2,900,000.00	1	2,900,000.00	0.40
Total	2,122	725,975,211.85	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.875 - 2.000	6	1,581,498.00	0.22%
2.001 - 2.500	181	64,589,628.43	8.90
2.501 - 3.000	1,065	356,187,633.56	49.06
3.001 - 3.500	869	303,311,451.86	41.78
3.501 - 3.625	1	305,000.00	0.04
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250	19	5,677,990.97	0.78%
1.375	26	6,845,370.25	0.94
1.500	165	59,492,135.72	8.19
1.625	304	116,444,376.59	16.04
1.750	251	90,026,683.20	12.40
1.875	374	109,991,765.93	15.15
2.000	533	179,719,869.21	24.76
2.125	193	69,233,157.98	9.54
2.250	256	88,434,662.00	12.18
3.000	1	109,200.00	0.02
Total	2,122	725,975,211.85	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	223	93,597,720.22	12.89%
360	1,899	632,377,491.63	87.11
Total	2,122	725,975,211.85	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
297 -300	223	93,597,720.22	12.89%
349 -354	2	886,971.06	0.12
355 -360	1,897	631,490,520.57	86.99
Total	2,122	725,975,211.85	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
54 - 54	2	886,971.06	0.12%
55 - 60	1,897	631,490,520.57	86.99
115 -119	223	93,597,720.22	12.89
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
09/01/03	3	1,195,385.53	0.16%
10/01/03	19	5,474,543.89	0.75
11/01/03	177	68,207,468.79	9.40
12/01/03	31	10,496,550.00	1.45
01/01/04	10	5,202,524.29	0.72
01/27/04	1	119,962.40	0.02
02/01/04	37	12,071,046.15	1.66
03/01/04	482	171,787,803.13	23.66
04/01/04	988	318,454,527.67	43.87
05/01/04	374	132,965,400.00	18.32
Total	2,122	725,975,211.85	100.00%

ORIGINAL LTV (%)		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.97	- 20.00	8	1,547,099.99	0.21%
20.01	- 30.00	38	9,386,728.44	1.29
30.01	- 40.00	73	25,761,488.72	3.55
40.01	- 50.00	115	38,138,599.47	5.25
50.01	- 60.00	210	84,530,285.09	11.64
60.01	- 70.00	436	174,793,977.44	24.08
70.01	- 80.00	1,104	363,085,227.63	50.01
80.01	- 90.00	65	13,672,608.00	1.88
90.01	-100.00	73	15,059,197.07	2.07
Total		2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

EFFECTIVE LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.97 - 20.00	8	1,547,099.99	0.21%
20.01 - 30.00	38	9,386,728.44	1.29
30.01 - 40.00	73	25,761,488.72	3.55
40.01 - 50.00	116	38,838,599.47	5.35
50.01 - 60.00	211	84,910,285.09	11.70
60.01 - 70.00	445	177,535,723.17	24.45
70.01 - 80.00	1,104	363,085,227.63	50.01
80.01 - 90.00	63	12,666,608.00	1.74
90.01 - 95.00	64	12,243,451.34	1.69
Total	2,122	725,975,211.85	100.00%

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
602 -619	5	2,849,800.00	0.39%
620 -639	8	4,299,449.98	0.59
640 -659	47	13,556,129.62	1.87
660 -679	172	59,234,667.09	8.16
680 -699	270	93,571,101.57	12.89
700 -719	302	107,973,255.66	14.87
720 -739	317	106,478,112.19	14.67
740 -759	341	124,886,170.53	17.20
760 -779	372	120,270,066.00	16.57
780 -799	225	77,438,394.68	10.67
>= 800	63	15,418,064.53	2.12
Total	2,122	725,975,211.85	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	2,122	725,975,211.85	100.00%
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	1,417	442,741,211.27	60.99%
Limited Documentation	483	190,266,180.36	26.21
Alternative Documentation	122	59,539,639.64	8.20
Lite Documentation	77	27,195,340.92	3.75
No Ratio Documentation	22	5,742,863.62	0.79
Asset, No Income Documentation	1	489,976.04	0.07
Total	2,122	725,975,211.85	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,933	667,766,540.72	91.98%
Second Home	140	48,422,834.06	6.67
Investor	49	9,785,837.07	1.35
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	1,286	446,886,495.37	61.56%
Planned Unit Development	611	206,430,403.26	28.43
Condominium	204	64,660,616.15	8.91
Two-Four Family	16	5,744,172.40	0.79
Cooperative	5	2,253,524.67	0.31
Total	2,122	725,975,211.85	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance (Rate or Term)	977	311,170,286.86	42.86%
Purchase	547	218,298,964.82	30.07
Refinance (Cash-Out)	598	196,505,960.17	27.07
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Total Collateral - Mortgage Loans
As of the Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	596	264,178,762.30	36.39%
Florida	156	53,968,588.27	7.43
Arizona	161	39,501,330.29	5.44
Georgia	119	36,723,776.51	5.06
Texas	114	30,321,251.75	4.18
Colorado	99	27,009,027.67	3.72
North Carolina	110	26,632,967.57	3.67
Washington	98	24,882,319.99	3.43
New York	44	22,989,697.35	3.17
Ohio	123	22,752,616.62	3.13
New Jersey	54	22,654,907.09	3.12
Massachusetts	40	22,067,862.75	3.04
Virginia	62	16,621,604.67	2.29
Illinois	41	16,293,637.41	2.24
South Carolina	37	14,615,577.97	2.01
Maryland	38	13,226,802.89	1.82
Pennsylvania	31	10,381,772.07	1.43
Nevada	30	10,255,557.16	1.41
Tennessee	22	7,571,783.74	1.04
Connecticut	11	6,991,999.99	0.96
Oregon	20	6,125,860.11	0.84
Utah	18	4,404, 861.32	0.61
Montana	5	3,329,999.99	0.46
Michigan	19	3,277,019.84	0.45
Minnesota	8	2,522,175.20	0.35
Idaho	4	2,513,500.00	0.35
Indiana	12	2,278,936.54	0.31
District of Columbia	6	2,015,000.00	0.28
Arkansas	4	1,518,000.00	0.21
Missouri	6	1,393,999.98	0.19
Oklahoma	7	1,101,342.58	0.15
Rhode Island	2	807,700.00	0.11
New Mexico	2	775,499.98	0.11
Kansas	4	774,898.75	0.11
Wisconsin	2	611,499.99	0.08
New Hampshire	3	531,932.29	0.07
Hawaii	2	519,966.02	0.07
Louisiana	4	464,649.99	0.06
Kentucky	1	341,000.00	0.05
Alabama	2	277,995.00	0.04
Alaska	1	248, 898.85	0.03
Wyoming	1	187,000.00	0.03
South Dakota	1	135,500.00	0.02
West Virginia	1	100,140.06	0.01
Nebraska	1	75,991.30	0.01
Total	2,122	725,975,211.85	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 1 Collateral
As of the Cut-Off Date

Total Current Balance: Number Of Loans:	$362,988,095 1,033

			Minimum		Maximum
Average Current Balance:	$351,392		$42,150		$2,900,000
Average Original Balance:	$351,807		$42,150		$2,900,000
Weighted Average Loan Rate:	2.947%		2.000%		3.625%
Weighted Average Servicing Fee:	0.375%		0.375%		0.375%
Weighted Average Net Loan Rate:	2.572%		1.625%		3.250%
Weighted Average Gross Margin:	1.867%		1.250%		3.000%
Weighted Average Maximum Loan Rate:	11.999%		11.750%		12.000%
Weighted Average Periodic Rate Cap:	0.000%		0.000%		0.000%
Weighted Average First Rate Cap:	0.000%		0.000%		0.000%
Weighted Average Original LTV:	68.51%		12.97%		100.00%
Weighted Average Effective LTV:	68.26%		12.97%		95.00%
Weighted Average Credit Score:	732		602		821
Weighted Average Original Term:	349	months	300	months	360	months
Weighted Average Remaining Term:	348	months	298	months	360	months
Weighted Average Seasoning:	1	months	0	months	6	months
Weighted Average Next Rate Reset:	4	months	1	months	6	months
Weighted Average Rate Adj Freq:	5	months	1	months	6	months
Weighted Average First Rate Adj Freq:	5	months	1	months	6	months
Weighted Average 10 Original Term:	71	months	60	months	120	months
Weighted Average 10 Remaining Term:	70	months	54	months	119	months

Top State Concentrations (%):	35.94 % California, 8.69 % Florida, 6.26 % Arizona
Maximum Zip Code Concentration	1.22% 94941
First Pay Date:	Jun 01, 2003	Dec 01, 2003
Rate Change Date:	Sep 01, 2003	May 01, 2004
Mature Date:	Sep 01, 2028	Nov 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 1 Collateral
As of the Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
LIBOR 6M	808	279,260,867.97	76.93%
LIBOR 1M	225	83,727,227.15	23.07
Total	1,033	362,988,095.12	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	1,033	362,988,095.12	100.00%
Total	1,033	362,988,095.12	100.00%

CURRENT BALANCE ($):		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
42,150.00	- 100,000.00	71	5,783,961.79	1.59%
100,000.01	- 200,000.00	271	40,812,884.89	11.24
200,000.01	- 300,000.00	219	55,038,102.60	15.16
300,000.01	- 400,000.00	152	53,181,075.33	14.65
400,000.01	- 500,000.00	129	58,220,968.44	16.04
500,000.01	- 600,000.00	51	27,933,278.98	7.70
600,000.01	- 700,000.00	50	32,165,309.59	8.86
700,000.01	- 800,000.00	32	24,402,393.43	6.72
800,000.01	- 900,000.00	14	11,963,198.00	3.30
900,000.01	-1,000,000.00	26	25,499,510.71	7.02
1,200,000.01	- 1,300,000.00	6	7,500,500.00	2.07
1,300,000.01	-1,400,000.00	4	5,496,911.36	1.51
1,400,000.01	- 1,500,000.00	1	1,440,000.00	0.40
1,500,000.01	- 1,600,000.00	2	3,120,000.00	0.86
1,600,000.01	- 1,700,000.00	1	1,680,000.00	0.46
1,800,000.01	- 1,900,000.00	1	1,850,000.00	0.51
1,900,000.01	- 2,000,000.00	2	4,000,000.00	1.10
2,800,000.01	- 2,900,000.00	1	2,900,000.00	0.80
Total		1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 1 Collateral
As of the Cut-Off Date

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2.000 - 2.000	3	603,498.00	0.17%
2.001 - 2.500	85	29,138,531.20	8.03
2.501 - 3.000	537	186,685,711.62	51.43
3.001 - 3.500	407	146,255,354.30	40.29
3.501 - 3.625	1	305,000.00	0.08
Total	1,033	362,988,095.12	100.00%

GROSS MARGIN ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250	8	2,123,747.98	0.59%
1.375	8	1,503,800.00	0.41
1.500	135	49,238,187.98	13.56
1.625	130	52,057,128.76	14.34
1.750	117	43,460,590.52	11.97
1.875	167	49,225,246.44	13.56
2.000	249	86,448,025.43	23.82
2.125	100	35,333,418.01	9.73
2.250	118	43,488,750.00	11.98
3.000	1	109,200.00	0.03
Total	1,033	362,988,095.12	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	159	68,094,269.03	18.76%
360	874	294,893,826.09	81.24
Total	1,033	362,988,095.12	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
298 –300	159	68,094,269.03	18.76%
349 -354	1	466,560.00	0.13
355 -360	873	294,427,266.09	81.11
Total	1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 1 Collateral
As of the Cut-Off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
54 - 54	1	466,560.00	0.13%
55 - 60	873	294,427,266.09	81.11
115 -119	159	68,094,269.03	18.76
Total	1,033	362,988,095.12	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
09/01/03	3	1,195,385.53	0.33%
10/01/03	19	5,474,543.89	1.51
11/01/03	176	67,787,057.73	18.67
12/01/03	29	9,875,800.00	2.72
01/01/04	2	1,322,000.00	0.36
02/01/04	15	5,359,059.99	1.48
03/01/04	204	73,009,807.34	20.11
04/01/04	421	140,565,890.64	38.72
05/01/04	164	58,398,550.00	16.09
Total	1,033	362,988,095.12	100.00%

ORIGINAL LTV (%)		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.97	- 20.00	3	424,949.99	0.12%
20.01	- 30.00	21	6,142,656.62	1.69
30.01	- 40.00	39	14,930,316.53	4.11
40.01	- 50.00	57	18,665,033.75	5.14
50.01	- 60.00	108	43,267,709.92	11.92
60.01	- 70.00	224	91,128,019.21	25.10
70.01	- 80.00	506	172,417,752.19	47.50
80.01	- 90.00	32	7,323,786.36	2.02
90.01	- 100.00	43	8,687,870.55	2.39
Total		1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any

.

EFFECTIVE LTV (%):		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.97	20.00	3	424,949.99	0.12%
20.01	30.00	21	6,142,656.62	1.69
30.01	40.00	39	14,930,316.53	4.11
40.01	50.00	58	19,365,033.75	5.33
50.01	60.00	108	43,267,709.92	11.92
60.01	70.00	230	93,357,019.21	25.72
70.01	80.00	506	172,417,752.19	47.50
80.01	90.00	30	6,317,786.36	1.74
90.01	95.00	38	6,764,870.55	1.86
Total		1,033	362,988,095.12	100.00%

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
602 -619	3	2,458,000.00	0.68%
620 -639	6	2,984,949.99	0.82
640 -659	26	7,150,611.94	1.97
660 -679	70	25,679,921.28	7.07
680 -699	133	47,546,758.55	13.10
700 -719	147	56,262,666.57	15.50
720 -739	154	51,440,596.19	14.17
740 -759	169	62,992,207.53	17.35
760 -779	184	61,338,965.45	16.90
780 -799	110	37,839,326.78	10.42
>= 800	31	7,294,090.84	2.01
Total	1,033	362,988,095.12	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	1,033	362,988,095.12	100.00%
Total	1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7

Group 1 Collateral
As of the Cut-Off Date

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	644	201,445,892.52	55.50%
Limited Documentation	230	93,447,933.57	25.74
Alternative Documentation	84	44,254,691.20	12.19
Lite Documentation	60	19,882,829.20	5.48
No Ratio Documentation	14	3,466,772.59	0.96
Asset, No Income Documentation	1	489,976.04	0.13
Total	1,033	362,988,095.12	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	930	328,106,385.48	90.39%
Second Home	77	29,416,202.45	8.10
Investor	26	5,465,507.19	1.51
Total	1,033	362,988,095.12	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	605	214,247,251.03	59.02%
Planned Unit Development	302	107,831,987.96	29.71
Condominium	112	35,104,659.06	9.67
Two-Four Family	10	3,981,922.40	1.10
Cooperative	4	1,822,274.67	0.50
Total	1,033	362,988,095.12	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance (Rate or Term)	477	154,700,803.79	42.62%
Purchase	249	104,445,255.76	28.77
Refinance (Cash-Out)	307	103,842,035.57	28.61
Total	1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 1 Collateral
As of the Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	291	130,471,709.22	35.94%
Florida	85	31,550,444.56	8.69
Arizona	85	22,735,655.58	6.26
Colorado	57	15,990,803.11	4.41
Georgia	48	14,926,629.33	4.11
North Carolina	60	13,969,070.77	3.85
Texas	49	12,922,568.77	3.56
New York	22	12,279,351.41	3.38
Massachusetts	21	12,118,115.41	3.34
Washington	47	11,060,525.44	3.05
New Jersey	26	11,005,222.25	3.03
Illinois	22	9,816,780.15	2.70
South Carolina	20	8,976,216.12	2.47
Ohio	46	7,631,289.18	2.10
Virginia	27	6,769,107.50	1.86
Pennsylvania	18	6,633,057.33	1.83
Tennessee	14	5,546,062.42	1.53
Maryland	17	5,465,204.97	1.51
Connecticut	4	3,549,999.99	0.98
Nevada	10	3,343,327.78	0.92
Oregon	9	2,611,738.68	0.72
Montana	2	2,095,000.00	0.58
Utah	10	2,015,499.99	0.56
Minnesota	5	1,418,501.50	0.39
Arkansas	3	1,246,000.00	0.34
District of Columbia	3	1,219,200.00	0.34
Oklahoma	6	993,361.45	0.27
Idaho	2	906,000.00	0.25
Michigan	6	732,515.91	0.20
Indiana	4	543,700.00	0.15
Rhode Island	1	451,550.00	0.12
New Hampshire	2	387,200.00	0.11
Kansas	2	381,200.00	0.11
Alabama	2	277,995.00	0.08
Missouri	2	248,000.00	0.07
New Mexico	1	200,000.00	0.06
Wyoming	1	187,000.00	0.05
Wisconsin	1	139,500.00	0.04
Louisiana	1	97,000.00	0.03
Nebraska	1	75,991.30	0.02
Total	1,033	362,988,095.12	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

Total Current Balance:	$362,987,117
Number Of Loans:	1,089

			Minimum		Maximum
Average Current Balance:	$333,322		$51,000		$2,000,000
Average Original Balance:	$333,941		$51,000		$2,000,000
Weighted Average Loan Rate:	2.974%		1.875%		3.500
Weighted Average Servicing Fee:	0.375%		0.375%		0.375
Weighted Average Net Loan Rate:	2.599%		1.500%		3.125
Weighted Average Gross Margin:	1.892%		1.250%		2.250
Weighted Average Maximum Loan Rate:	12.005%		11.625%		15.125
Weighted Average Periodic Rate Cap:	0.000%		0.000%		0.000
Weighted Average First Rate Cap:	0.000%		0.000%		0.000
Weighted Average Original LTV:	69.21%		15.00%		100.00
Weighted Average Effective LTV:	69.12%		15.00%		95.00
Weighted Average Credit Score:	732		606		819
Weighted Average Original Term:	356	months	300	months	360
Weighted Average Remaining Term:	355	months	297	months	360
Weighted Average Seasoning:	1	months	0	months	6
Weighted Average Next Rate Reset:	5	months	1	months	6
Weighted Average Rate Adj Freq:	6	months	6	months	6
Weighted Average First Rate Adj Freq:	6	months	6	months	6
Weighted Average 10 Original Term:	64	months	60	months	120	months
Weighted Average 10 Remaining Term:	63	months	54	months	118	months

Top State Concentrations (%):

36.84 % California, 6.18 % Florida, 6.00 % Georgia

Maximum Zip Code Concentration (%):

1.26% 94583

First Pay Date:

Jun 01, 2003

Dec 01, 2003

Rate Change Date:

Nov 01, 2003

May 01, 2004

Mature Date:

Aug 01, 2028

Nov 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
LIBOR 6 M	1,089	362,987,116.73	100.00%
Total	1,089	362,987,116.73	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	1,089	362,987,116.73	100.00%
Total	1,089	362,987,116.73	100.00%

CURRENT BALANCE ($):		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
51,000.00 -	100,000.00	66	5,474,977.47	1.51%
100,000.01	- 200,000.00	315	47,289,820.78	13.03
200,000.01	- 300,000.00	255	63,344,580.22	17.45
300,000.01	- 400,000.00	143	50,071,987.89	13.79
400,000.01	- 500,000.00	123	56,151,603.22	15.47
500,000.01	- 600,000.00	65	35,902,967.05	9.89
600,000.01	- 700,000.00	36	23,523,569.94	6.48
700,000.01	- 800,000.00	35	26,567,188.85	7.32
800,000.01	- 900,000.00	16	13,586,580.26	3.74
900,000.01	- 1,000,000.00	23	22,288,637.91	6.14
1,000,000.01	-1,100,000.00	1	1,067,923.24	0.29
1,100,000.01	-1,200,000.00	2	2,400,000.00	0.66
1,300,000.01	- 1,400,000.00	1	1,324,000.00	0.36
1,400,000.01	- 1,500,000.00	1	1,500,000.00	0.41
1,500,000.01	-1,600,000.00	1	1,600,000.00	0.44
1,600,000.01	-1,700,000.00	3	5,014,000.00	1.38
1,800,000.01	- 1,900,000.00	1	1,879,279.90	0.52
1,900,000.01	- 2,000,000.00	2	4,000,000.00	1.10
Total		1,089	362,987,116.73	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.875 - 2.000	3	978,000.00	0.27%
2.001 - 2.500	96	35,451,097.23	9.77
2.501 - 3.000	528	169,501,921.94	46.70
3.001 - 3.500	462	157,056,097.56	43.27
Total	1,089	362,987,116.73	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250	11	3,554,242.99	0.98%
1.375	18	5,341,570.25	1.47
1.500	30	10,253,947.74	2.82
1.625	174	64,387,247.83	17.74
1.750	134	46,566,092.68	12.83
1.875	207	60,766,519.49	16.74
2.000	284	93,271,843.78	25.70
2.125	93	33,899,739.97	9.34
2.250	138	44,945,912.00	12.38
Total	1,089	362,987,116.73	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	64	25,503,451.19	7.03%
360	1,025	337,483,665.54	92.97
Total	1,089	362,987,116.73	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
297 -300	64	25,503,451.19	7.03%
349 -354	1	420,411.06	0.12
355 -360	1,024	337,063,254.48	92.86
Total	1,089	362,987,116.73	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

10 REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
54 - 54	1	420,411.06	0.12%
55 - 60	1,024	337,063,254.48	92.86
115 -118	64	25,503,451.19	7.03
Total	1,089	362,987,116.73	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
11/01/03	1	420,411.06	0.12%
12/01/03	2	620,750.00	0.17
01/01/04	8	3,880,524.29	1.07
01/27/04	1	119,962.40	0.03
02/01/04	22	6,711,986.16	1.85
03/01/04	278	98,777,995.79	27.21
04/01/04	567	177,888,637.03	49.01
05/01/04	210	74,566,850.00	20.54
Total	1,089	362,987,116.73	100.00%

ORIGINAL LTV (%)		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
15.00	- 20.00	5	1,122,150.00	0.31%
20.01	- 30.00	17	3,244,071.82	0.89
30.01	- 40.00	34	10,831,172.19	2.98
40.01	- 50.00	58	19,473,565.72	5.36
50.01	- 60.00	102	41,262,575.17	11.37
60.01	- 70.00	212	83,665,958.23	23.05
70.01	- 80.00	598	190,667,475.44	52.53
80.01	- 90.00	33	6,348,821.64	1.75
90.01	-100.00	30	6,371,326.52	1.76
Total		1,089	362,987,116.73	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

EFFECTIVE LTV (%)		Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
15.00 -	20.00	5	1,122,150.00	0.31%
20.01 -	30.00	17	3,244,071.82	0.89
30.01 -	40.00	34	10,831,172.19	2.98
40.01 -	50.00	58	19,473,565.72	5.36
50.01 -	60.00	103	41,642,575.17	11.47
60.01 -	70.00	215	84,178,703.96	23.19
70.01 -	80.00	598	190,667,475.44	52.53
80.01 -	90.00	33	6,348,821.64	1.75
90.01 -	95.00	26	5,478,580.79	1.51
Total		1,089	362,987,116.73	100.00%

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
606 -619	2	391,800.00	0.11%
620 -639	2	1,314,499.99	0.36
640 -659	21	6,405,517.68	1.76
660 -679	102	33,554,745.81	9.24
680 -699	137	46,024,343.02	12.68
700 -719	155	51,710,589.09	14.25
720 -739	163	55,037,516.00	15.16
740 -759	172	61,893,963.00	17.05
760 -779	188	58,931,100.55	16.24
780 -799	115	39,599,067.90	10.91
>= 800	32	8,123,973.69	2.24
Total	1,089	362,987,116.73	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	1,089	362,987,116.73	100.00%
Total	1,089	362,987,116.73	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	773	241,295,318.75	66.47%
Limited Documentation	253	96,818,246.79	26.67
Alternative Documentation	38	15,284,948.44	4.21
Lite Documentation	17	7,312,511.72	2.01
No Ratio Documentation	8	2,276,091.03	0.63
Total	1,089	362,987,116.73	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,003	339,660,155.24	93.57%
Second Home	63	19,006,631.61	5.24
Investor	23	4,320,329.88	1.19
Total	1,089	362,987,116.73	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	681	232,639,244.34	64.09%
Planned Unit Development	309	98,598,415.30	27.16
Condominium	92	29,555,957.09	8.14
Two-Four Family	6	1,762,250.00	0.49
Cooperative	1	431,250.00	0.12
Total	1,089	362,987,116.73	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance (Rate or Term)	500	156,469,483.07	43.11%
Purchase	298	113,853,709.06	31.37
Refinance (Cash-Out)	291	92,663,924.60	25.53
Total	1,089	362,987,116.73	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2003-7
Group 2 Collateral
As of the Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	305	133,707,053.08	36.84%
Florida	71	22,418,143.71	6.18
Georgia	71	21,797,147.18	6.00
Texas	65	17,398,682.98	4.79
Arizona	76	16,765,674.71	4.62
Ohio	77	15,121,327.44	4.17
Washington	51	13,821,794.55	3.81
North Carolina	50	12,663,896.80	3.49
New Jersey	28	11,649,684.84	3.21
Colorado	42	11,018,224.56	3.04
New York	22	10,710,345.94	2.95
Massachusetts	19	9,949,747.34	2.74
Virginia	35	9,852,497.17	2.71
Maryland	21	7,761,597.92	2.14
Nevada	20	6,912,229.38	1.90
Illinois	19	6,476, 857.26	1.78
South Carolina	17	5,639,361.85	1.55
Pennsylvania	13	3,748,714.74	1.03
Oregon	11	3,514,121.43	0.97
Connecticut	7	3,442,000.00	0.95
Michigan	13	2,544,503.93	0.70
Utah	8	2,389,361.33	0.66
Tennessee	8	2,025,721.32	0.56
Indiana	8	1,735,236.54	0.48
Idaho	2	1,607,500.00	0.44
Montana	3	1,234,999.99	0.34
Missouri	4	1,145,999.98	0.32
Minnesota	3	1,103,673.70	0.30
District of Columbia	3	795,800.00	0.22
New Mexico	1	575,499.98	0.16
Hawaii	2	519,966.02	0.14
Wisconsin	1	471,999.99	0.13
Kansas	2	393,698.75	0.11
Louisiana	3	367,649.99	0.10
Rhode Island	1	356,150.00	0.10
Kentucky	1	341,000.00	0.09
Arkansas	1	272,000.00	0.07
Alaska	1	248,898.85	0.07
New Hampshire	1	144,732.29	0.04
South Dakota	1	135,500.00	0.04
Oklahoma	1	107,981.13	0.03
West Virginia	1	100,140.06	0.03
Total	1,089	362,987,116.73	100.00%